UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 26, 2010
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Credit Company LLC (“Ford Credit”) announced today a private lease securitization transaction to be offered under Rule 144A of the Securities Act of 1933. The information in the Offering Memorandum for Ford Credit Auto Lease Trust 2010-A relating to Ford Credit’s U.S. lease portfolio is filed on Ford Credit’s Investor Center website page under Asset-Backed Securitization: http://www.fordcredit.com/institutionalinvestments/index.jhtml.   The information includes Ford Credit’s delinquency, repossession and credit loss experience for Ford Credit’s portfolio of U.S. leases.  It also includes residual performance and cumulative loss data for leases originated by Ford Credit in prior years and summary information for the original characteristics of such leases. The content of Ford Credit’s website is not deemed to be incorporated by reference into this report nor should it be deemed to have been filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: January 26, 2010	By:	/s/ C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary